                                                                    Exhibit 99.1

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into as of this 14th day of June, 2006, by and between DEL GLOBAL  TECHNOLOGIES CORP., a
New York corporation ("Company"), and LUMINA GROUP LLC, a North Carolina limited liability company ("Consultant").

                                   BACKGROUND:

         WHEREAS,  Company  desires  to retain  Consultant  to  provide  certain services to Company, and Consultant desires to provide such services to Company, all subject to and in accordance with the terms and conditions contained herein.

         NOW,  THEREFORE,  FOR AND IN CONSIDERATION  of the premise,  the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.      SERVICES. Subject to the terms and conditions set forth in this
Agreement,   Company  hereby  retains  Consultant  to  provide  to  Company  the consulting  services more  particularly  described on Exhibit A attached  hereto
(the  "Services"),  and  Consultant  agrees to render the  Services  to Company.
Consultant  shall  perform the  Services  upon the  specific  request of, and in accordance  with the directions of,  Company in each instance.  Consultant  will work on Company  matters at least four (4) days per week.  Consultant  agrees to assign James A. Risher  ("Risher") to this consulting  engagement to provide the
Services.

         2.      OBLIGATIONS OF CONSULTANT.  In its  performance of the Services hereunder,  Consultant shall at all times comply with and abide by the terms and conditions  set  forth  in  this  Agreement  and  all  applicable  policies  and procedures  of  Company.  Consultant  shall  further  perform  the  Services  in accordance with all applicable  laws, rules and regulations and by following and applying the highest professional guidelines and standards.

         3.      COMPENSATION.  Subject to the terms and conditions set forth in this Agreement, and as full and complete compensation for the Services,  Company shall pay to Consultant, and Consultant shall accept, a fee of $20,000 per month during the Term, payable bi-weekly.

         4.      EXPENSE   REIMBURSEMENT.   Company   shall  pay  or   reimburse
Consultant for all reasonable  business  expenses incurred or paid by Consultant in the course of performing its duties  hereunder,  including but not limited to reasonable  travel expenses  (including first class air travel) for Risher. As a condition to such payment or reimbursement,  however,  Consultant shall maintain and provide to Company reasonable documentation and receipts for such expenses.

         5.      INDEPENDENT  CONSULTANT.  Both  Consultant and Company,  in the
performance of this Agreement,  will be acting in their own separate  capacities and not as agents,  employees,  partners,  joint  venturers or associates of one another. It is expressly understood and agreed that Consultant is an independent contractor  of Company in all manners and  respects and that  consultant  is not authorized to bind Company to any  liability or obligation or to represent  that he has any such authority. Consultant shall be solely responsible for all of its withholding  taxes,  social security  taxes,  unemployment  taxes,  and workers'
compensation insurance premiums.

         6.      TERM AND TERMINATION.

                 (a)     Unless sooner terminated  pursuant to the terms hereof,
this Agreement shall commence as of the date hereof and continue for a period of ninety (90) days (the "Term").

                 (b)     Notwithstanding  anything else contained  herein to the
contrary,  and in addition to any other rights and remedies available at law, in equity or hereunder, either party hereto may cancel and terminate this Agreement at any time upon fourteen (14) days' prior written notice.

         7.      NON-COMPETITION. Consultant agrees that during the Term and for a period of eighteen (18) months from the date of the  termination or expiration of this Agreement, it and its officers,  directors,  members and affiliates will not,  directly or  indirectly,  compete with Company by providing to any company that is in a "Competing Business" services substantially similar to the services currently being provided by Consultant.  Competing  Business shall be defined as any business that engages, in a material way, in the businesses  currently being conducted by Company.

         8.      NONSOLICITATION  OF EMPLOYEES.  For a period of two years after the  termination or expiration of this  Agreement,  Consultant and its officers, directors,  members and  affiliates  shall not, on its or their own behalf or on behalf of any other  person,  partnership,  association,  corporation,  or other entity,  solicit or in any manner attempt to influence or induce any employee of
Company or its  subsidiaries  or affiliates  (known by Consultant to be such) to leave the employment of Company or its subsidiaries or affiliates,  nor shall it or any of its officers,  directors, members or affiliates use or disclose to any person,  partnership,  association,  corporation or other entity any information obtained  while a consultant  to Company  concerning  the names and addresses of
Company's employees.

         9.      NONDISCLOSURE  OF  TRADE  SECRETS.  During  the  term  of  this
Agreement, Consultant will have access to and become familiar with various trade
secrets  and  proprietary   and   confidential   information  of  Company,   its
subsidiaries and affiliates,  including, but not limited to, processes, computer programs,  compilations  of information,  records,  sales  procedures,  customer requirements,  pricing techniques, customer lists, methods of doing business and other confidential  information  (collectively,  referred to as "Trade Secrets")
which are owned by Company,  its  subsidiaries  and/or  affiliates and regularly used in the operation of its business, and as to which Company, its subsidiaries and/or  affiliates take  precautions to prevent  dissemination  to persons other than certain  directors,  officers and employees.  Consultant  acknowledges  and agrees that the Trade Secrets (1) are secret and not known in the industry;  (2)
give Company or its subsidiaries or affiliates an advantage over competitors who do not know or use the Trade  Secrets;  (3) are of such  value and  nature as to make it reasonable and necessary to protect and preserve the confidentiality and secrecy of the Trade Secrets; and (4) are valuable, special and unique assets of

Company or its  subsidiaries or affiliates,  the disclosure of which could cause substantial  injury  and  loss  of  profits  and  goodwill  to  Company  or  its subsidiaries or affiliates. Consultant may not use in any way or disclose any of the Trade  Secrets,  directly  or  indirectly,  either  during  the term of this
Agreement  or at any time  thereafter,  except as  required in the course of its employment  under this  Agreement,  if required in connection with a judicial or administrative  proceeding, or if the information becomes public knowledge other than as a result of an  unauthorized  disclosure by the  Consultant.  All files, records, documents, information, data and similar items relating to the business of  Company,  whether  prepared  by  Consultant  or  otherwise  coming  into its possession, will remain the exclusive property of Company and may not be removed from the premises of Company under any  circumstances  without the prior written consent  of the  Board  (except  in  the  ordinary  course  of  business  during
Consultant's period of active employment under this Agreement), and in any event
must  be  promptly   delivered  to  Company  upon  termination  of  Consultant's employment  with  Company.  Consultant  agrees  that  upon  its  receipt  of any
subpoena,   process  or  other  request  to  produce  or  divulge,  directly  or indirectly,  any Trade  Secrets  to any  entity,  agency,  tribunal  or  person,
Consultant shall timely notify and promptly hand deliver a copy of the subpoena, process or other request to the Board. For this purpose,  Consultant irrevocably nominates and appoints Company (including any attorney retained by Company),  as its true and lawful  attorney-in-fact,  to act in Consultant's  name,  place and stead to perform  any act that  Consultant  might  perform to defend and protect against any disclosure of any Trade Secrets.

         10.     SEVERABILITY.  The  parties  hereto  intend all  provisions  of
Sections 7, 8 and 9 hereof to be enforced to the  fullest  extent  permitted  by law. Accordingly,  should a court of competent  jurisdiction  determine that the scope of any  provision of Sections 7, 8 or 9 hereof is too broad to be enforced as written,  the  parties  intend that the court  reform the  provision  to such narrower scope as it determines to be reasonable and  enforceable.  In addition, however, Consultant agrees that the nonsolicitation and nondisclosure agreements set forth above each constitute separate agreements  independently  supported by good and adequate consideration shall be severable from the other provisions of, and shall survive, this Agreement. The existence of any claim or cause of action
of  Consultant  against  Company,   whether  predicated  on  this  Agreement  or
otherwise,  shall not constitute a defense to the  enforcement by Company of the covenants of  Consultant  contained  in the  nonsolicitation  and  nondisclosure agreements. If any provision of this Agreement is held to be illegal, invalid or unenforceable  under  present or future laws  effective  during the term hereof, such provision  shall be fully  severable and this Agreement  shall be construed and  enforced  as if such  illegal,  invalid or  unenforceable  provision  never constituted  a part of this  Agreement;  and the  remaining  provisions  of this
Agreement shall remain in full force and effect and shall not be affected by the illegal,  invalid  or  unenforceable  provision  or by its  severance  herefrom.
Furthermore,  in lieu of such illegal, invalid or unenforceable provision, there shall be added as part of this Agreement, a provision as similar in its terms to such illegal,  invalid or enforceable provision as may be possible and be legal, valid and enforceable.

         11.     OWNERSHIP OF WORK PRODUCT.  All work product,  property,  data, documentation,  information  or materials  conceived,  discovered,  developed or created  by  Consultant  pursuant  to this  Agreement  (collectively,  the "Work
Product")  shall  be  owned  exclusively  by  Company.  To the  greatest  extent possible,  any Work  Product  shall be deemed  to be a "work  made for hire" (as defined in the United States Copyright Act, 17 U.S.C.A.  Section 101 et seq., as

amended) and owned exclusively by Company. Consultant hereby unconditionally and irrevocably transfers and assigns to Company all right, title and interest in or to any Work Product.

         12.     NOTICES.

                 (a)     All notices  provided for or required by this Agreement
shall be in writing and shall be delivered  personally  to the other  party,  or mailed by certified or registered mail (return receipt requested),  or delivered by a recognized overnight courier service, as follows:

                         If to Company:      Del Global Technologies Corp.
                                             11550 West King Street
                                             Franklin Park, IL 60131
                                             Attention:  Chairman of the Board

                         If to Consultant:   Lumina Group LLC
                                             1900 Eastwood Road, Suite 11
                                             Wilmington, NC 28403
                                             Attention:  James A. Risher

                 (b)     Notices  delivered  pursuant  to Section  12(a)  hereof
shall be deemed given: at the time delivered, if personally delivered, three (3)
business days after being deposited in the mail, if mailed; and one (1) business day after timely delivery to the courier, if by overnight courier service.

                 (c)     Either  party  hereto may  change the  address to which
notice is to be sent by written notice to the other party in accordance with the provisions of this Section 12.

         13.     INDEMNIFICATION.  Company  shall  indemnify,  hold harmless and defend  Consultant,  from and against any and all claims,  liabilities,  losses,
suits,  actions,  costs,  expenses,   damages  and  fees  (including  reasonable
attorneys' fees) of any kind or nature (collectively "Damages"),  arising out of or  resulting  in any way from the services  provided by  Consultant  under this
Agreement,  except for Damages caused by the negligence or willful misconduct of
Consultant.

         14.     MISCELLANEOUS.

                 (a)     This  Agreement,  including all Exhibits  hereto (which
are incorporated  herein by this  reference),  contains the entire agreement and understanding  concerning the subject matter hereof between the parties  hereto.
No waiver,  termination or discharge of this  Agreement,  or any of the terms or provisions hereof, shall be binding upon either party hereto unless confirmed in writing.  This  Agreement  may not be modified  or amended,  except by a writing executed by both parties hereto. No waiver by either party hereto of any term or provision  of this  Agreement  or of any  default  hereunder  shall  affect such party's  rights  thereafter to enforce such term or provision or to exercise any right or remedy in the event of any other default, whether or not similar.

                 (b)     This  Agreement  shall be governed by and  construed in
accordance  with the laws of the State of New York.  If any action is brought to enforce or interpret this  Agreement,  venue for the action will lie in New York
City, New York.

                 (c)     Consultant may not assign this  Agreement,  in whole or
in part,  without  the prior  written  consent  of  Company,  and any  attempted assignment not in accordance  herewith shall be null and void and of no force or effect.

                 (d)     This  Agreement  shall be  binding  on and inure to the
benefit of the parties  hereto and their  respective  successors  and  permitted assigns.

                 (e)     The headings  contained  herein are for the convenience
of the parties only and shall not be  interpreted  to limit or affect in any way the meaning of the language contained in this Agreement.

                 (f)     This   Agreement   may  be  executed  in  one  or  more
counterparts,  each of which shall be deemed to be an original, but all of which together  shall  constitute the same  Agreement.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any  other  counterpart  to  complete  a  fully  executed  counterpart  of  this
Agreement,  and any telecopy or other  facsimile  transmission  of any signature shall be deemed an original and shall bind such party.

                 (g)     If any provision of this Agreement  shall be held void,
voidable, invalid or inoperative,  no other provision of this Agreement shall be affected as a result thereof, and accordingly,  the remaining provisions of this
Agreement  shall remain in full force and effect as though such void,  voidable, invalid or inoperative provision had not been contained herein.

                 (h)     This  Agreement  shall not be construed  more  strongly
against  either party hereto  regardless of which party is  responsible  for its preparation.

                 (i)     Upon the  reasonable  request of the other party,  each
party hereto agrees to take any and all actions, including,  without limitation,
the  execution  of   certificates,   documents  or  instruments,   necessary  or
appropriate  to give  effect  to the  terms  and  conditions  set  forth in this
Agreement.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized  representatives  to execute  this  Agreement  as of the day and year first above written.

                                       "Company"

                                       DEL GLOBAL TECHNOLOGIES CORP.

                                       By: /s/ James R. Henderson
                                           -------------------------------------
                                           Name:    James R. Henderson
                                           Title:   Chairman of the Board

                                       LUMINA GROUP LLC

                                       By: /s/ James A. Risher
                                           -------------------------------------
                                           Name:    James A. Risher
                                           Title:   Managing Partner

                                    EXHIBIT A

         Consultant will perform such duties as are customarily  associated with the position of chief operating officer.